              AMENDED AND RESTATED 1998 DIRECTORS STOCK OPTION PLAN
                          FOR NON-EMPLOYEE DIRECTORS OF
                        L-3 COMMUNICATIONS HOLDINGS, INC.

1.   Purpose of the Plan

     The 1998 Directors Stock Option Plan for Non-Employee Directors of L-3
Communications Holdings, Inc. (the "Plan") is designed:

     (a) to promote the long-term financial interests and growth of L-3
Communications Holdings, Inc. (the "Corporation") and its Subsidiaries by
attracting and retaining Non-Employee Directors with the training, experience and ability to enable them to make a substantial contribution to the success of the Corporation's business; and

     (b) to further the alignment of interests of Non-Employee Directors with those of the stockholders of the Corporation through opportunities for increased stock, or stock-based, ownership in the Corporation.

2.   Definitions

     As used in the Plan, the following words shall have the following meanings:

     (a) "Board of Directors" means the Board of Directors of the Corporation.

     (b) "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Committee" means the Compensation Committee of the Board of Directors.

     (d) "Common Stock" or "Share" means common stock, par value $.01 per share of the Corporation.

     (e) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (f) "Fair Market Value" means, unless otherwise defined in an Option
Agreement, the closing price of the Common Stock as reported on the composite tape of New York Stock Exchange issues (or if, at the date of determination, the
Common Stock is not so listed or if the principal market on which it is traded is not the New York Stock Exchange, such other reporting system as shall be selected by the Committee) on the relevant date, or, if no sale of the Common
Stock is reported for that date, the next preceding day for which there is a reported sale.

     (g) "Non-Employee Director" means a director of the Corporation who is not
(i) an employee of the Corporation or any of its Subsidiaries, (ii) a director, officer or employee of any entity that owns, beneficially or of record, directly or indirectly, 10% or more of the Common Stock outstanding on the date of grant of the Option or (iii) a person that owns, beneficially or of record, directly or indirectly, 10% or more of the Common Stock outstanding on the date of grant of the Option.

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     (h) "Option Agreement" means an agreement of the Corporation for the benefit of a Participant that sets forth or incorporates by reference the terms, conditions and limitations applicable to a grant of Options pursuant to the
Plan.

     (i) "Option" means an option to purchase shares of the Common Stock granted to a Participant pursuant to Section 6, which will not be an "incentive stock option" (within the meaning of Section 422 of the Code).

     (j) "Participant" means a Non-Employee Director to whom one or more grants of Options have been made and such grants have not all been forfeited or terminated under the Plan.

     (k) "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Corporation if each of the corporations, or group of commonly controlled corporations, other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.   Stock Subject to the Plan

     (a) Subject to the provisions of Section 8 and this Section 3, the maximum number of shares of Common Stock in respect of which Options may be granted is
400,000. If and to the extent that an Option shall expire, terminate or be cancelled for any reason without having been exercised, the shares of Common
Stock subject to such expired, terminated or cancelled portion of the Option shall again become available for purposes of the Plan.

     (b) Shares of Common Stock deliverable under the terms of the Plan may be, in whole or in part, authorized and unissued shares of Common Stock, or issued shares of Common Stock held in the Corporation's treasury, or both.

     (c) The Corporation shall at all times reserve a number of shares of Common
Stock (authorized and unissued shares of Common Stock, issued shares of Common
Stock held in the Corporation's treasury, or both) equal to the maximum number of shares of Common Stock that may be subject to outstanding Option grants and future Option grants under the Plan.

4.   Administration of the Plan

     (a) The Plan shall be administered by the Committee or a subcommittee appointed by the Committee. The Committee may adopt its own rules of procedure, and action of a majority of the members of the Committee taken at a meeting, or action taken without a meeting by unanimous written consent, shall constitute action by the Committee. The Committee shall have the power and authority to administer, construe and interpret the Plan, to make rules for carrying it out and to make changes in such rules. Any such interpretations, rules and administration shall be consistent with the basic purposes of the Plan.

     (b) As to decisions in respect of Participants who are subject to Section
16 of the Exchange Act, the participating members of the Committee administering the Plan shall include only those members of the Committee who are non-Employee
Directors (as defined in Rule 16b-

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3 promulgated under the Exchange Act).

     (c) Unless in contravention to any laws, rules and regulations governing the Plan, including the Exchange Act, the Committee may delegate to the Chief
Executive Officer and to other senior officers of the Corporation its duties under the Plan subject to such conditions and limitations as the Committee shall prescribe; provided that under no circumstances may the Chief Executive Officer or any other senior officer be delegated the authority to approve or award the grant of an Option, except as permitted under New York and Delaware law.

     (d) The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons in respect of the administration of the
Plan, who may be employees of the Corporation or outside advisers to the
Corporation. The Committee, the Corporation, and the officers and directors of the Corporation shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Corporation and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Option grants, and all members of the Committee shall be fully protected, indemnified and held harmless by the Corporation with respect to any such action, determination or interpretation.

5.   Eligibility

     Option grants may be made under this Plan only to Non-Employee Directors of the Corporation. The terms, conditions and limitations of each Option grant under the Plan shall be set forth or incorporated by reference in an Option
Agreement, in a form approved by the Committee, consistent, however, with the terms of the Plan; provided, however, that such Option Agreement shall contain or incorporate by reference provisions dealing with the treatment of Option grants in the event of the termination, death or disability of a Participant, and may also include provisions concerning the treatment (including acceleration of vesting) of Option grants in the event of a change of control of the
Corporation.

6.   Grants

     (a) Non-Employee Directors shall receive Option grants (each, a "Grant") at such times and for such number of shares of Common Stock as shall be determined from time to time by the Board of Directors (and/or the Committee to the extent such authority is delegated thereto in whole or in part by the Board of
Directors).

     (b) The Options contained in each Grant shall be subject to vesting in three equal annual installments on the first three anniversaries of the grant date, such that 1/3 of the shares of Common Stock contained in such Grant shall vest on the first anniversary of the date of grant, so long as the Participant has had continuous service as a Non-Employee Director of the Corporation through the first anniversary, 1/3 of the shares of Common Stock contained in such Grant shall vest on the second anniversary on the date of grant so long as the
Participant has had continuous service as a Non-Employee Director of the
Corporation through the second anniversary, and 1/3 of the shares of Common
Stock contained in such Grant shall vest on the third anniversary on the date of grant so long as the Participant has had continuous service as a Non-Employee
Director of the Corporation through the third anniversary. All vested Options

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shall be exercisable through the tenth anniversary of the grant date, after which such unexercised Options shall expire. All Options shall have an exercise price equal to the Fair Market Value of the Common Stock on the grant date.

     (c) At or prior to the time of the grant of each Option the Committee shall determine, and shall include or incorporate by reference in the Option
Agreement, such other conditions or restrictions on the grant or exercise of the
Option as the Committee deems appropriate. In addition to other restrictions contained in the Plan, an Option granted under this Section 6, may not be exercised more than ten years after the date it is granted.

     (d) The exercise price of an Option shall be paid in full at or prior to the time of the delivery of shares of Common Stock (i) in cash, (ii) through the surrender of previously acquired shares of Common Stock having a Fair Market
Value on the exercise date equal to the exercise price of the Option, (iii)
through the withholding by the Company (at the election of the Participant) of shares of Common Stock (that would otherwise be issuable upon the exercise price) having a Fair Market Value on the exercise date equal to the exercise price of the Option, (iv) by check or (v) by a combination of (i), (ii), (iii)
and (iv). If shares of Common Stock are surrendered by the Participant or withheld by the Company, the Company shall be permitted to withhold such amounts as may then be required by the Code or applicable regulations thereunder, as provided in Section 11.

7.   Limitations and Conditions

     (a) No Options shall be granted under the Plan beyond ten years after the effective date of the Plan, but the terms of Options granted on or before the expiration of the Plan shall extend beyond such expiration, as provided in
Section 6(b) above. At the time an Option is granted or amended or the terms or conditions of an Option are changed, the Committee may provide for limitations or conditions on such Grant.

     (b) Nothing contained herein shall affect the right of the Corporation or its directors or stockholders to remove any Non-Employee Director in accordance with the Certificate of Incorporation, By-laws of the Corporation or applicable law.

     (c) Other than by will or by the laws of descent and distribution, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to do so shall be void, except that Options may be transferred to and exercised by a family member or family members of a Participant, or transferred to an irrevocable trust or trusts (or other similar estate planning entity or entities) established for the benefit of a Participant and/or one or more of the
Participant's family members. No such benefit shall, prior to receipt thereof by the Participant, be in any manner or subject to attachment, satisfaction or discharge of the debts, contracts, liabilities, engagements, or obligations arising in respect of torts of the Participant. The designation of a beneficiary hereunder shall not constitute a transfer prohibited by the foregoing provisions.

     (d) Participants shall not be, and shall not have any of the rights or privileges of, stockholders of the Corporation in respect of any shares of
Common Stock purchasable in connection with any Option grant unless and until such Option has been exercised in accordance with the terms of this Plan and any applicable Option Agreement.

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     (e) During the lifetime of a Participant, an election as to benefits and/or the exercise of Options may be made only by such Participant or by his or her guardian, trustee or other legal representative, except that grants of Options may be transferred to and exercised by a family member or family members of a
Participant, or transferred to an irrevocable trust or trusts (or other similar estate planning entity or entities) established for the benefit of a Participant and/or one or more of the Participant's family members.

     (f) Absent express provisions to the contrary, any grant of Options under this Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Corporation or its Subsidiaries and shall not affect any benefits under any other benefit plan of any kind now or subsequently in effect under which the availability or amount of benefits is related to level of compensation. This Plan is not a "Retirement Plan" or
"Welfare Plan" under the Employee Retirement Income Security Act of 1974, as
amended.

     (g) Unless the Committee determines otherwise, no benefit, Option or other promise under the Plan shall be secured by any specific assets of the
Corporation or any of its Subsidiaries, nor shall any assets of the Corporation or any of its Subsidiaries be designated as attributable or allocated to the satisfaction of the Corporation's obligations under the Plan or any applicable
Option Agreement.

8.   Adjustments

     In the event of any change in the outstanding Common Stock by reason of a stock split, spin-off, stock dividend, stock combination or reclassification, recapitalization or merger, change of control, or similar event (including, without limitation, an extraordinary cash dividend), the Committee shall adjust appropriately and equitably the number of Shares subject to the Plan and available for or covered by Option grants and exercise prices related to outstanding Option grants and make such other revisions to outstanding Option grants as it deems, in its sole discretion, are equitably required.

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9.   Merger, Consolidation, Exchange, Acquisition, Liquidation or Dissolution

     In its absolute discretion, and on such terms and conditions as it deems appropriate, coincident with or after the grant of any Option, the Committee may provide that such Option cannot be exercised after the merger or consolidation of the Corporation into another corporation, the exchange of all or substantially all of the assets of the Corporation for the securities of another corporation, the acquisition by another corporation of 80% or more of the
Corporation's then outstanding shares of voting stock or the recapitalization, reclassification, liquidation or dissolution of the Corporation, and if the
Committee so provides, it shall also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, exchange, acquisition, recapitalization, reclassification, liquidation or dissolution, that, for a period of at least thirty (30) days prior to such event, such Option (whether or not vested) shall be exercisable as to all Shares subject thereto, notwithstanding anything to the contrary herein
(but subject to the provisions of Section 6(b)) and that, upon the occurrence of such event, such Option shall terminate and be of no further force or effect;
provided, however, that the Committee may also provide, in its absolute discretion, that even if the Option shall remain exercisable after any such event, from and after such event, any such Option shall be exercisable only for the kind and amount of securities and/or other property, or the cash equivalent thereof, receivable as a result of such event by the holder of a number of shares of Common Stock for which such Option could have been exercised immediately prior to such event.

10.  Amendment and Termination

     (a) The Committee shall have the authority to make such amendments to any terms and conditions applicable to outstanding Option grants as are consistent with this Plan provided that, except for adjustments under Section 8 or 9 hereof, no such action shall modify such Option grant in a manner adverse to the
Participant without the Participant's consent.

     (b) The Board of Directors may at any time amend, suspend or terminate this
Plan, subject to any stockholder approval that may be required under applicable law. Notwithstanding the foregoing, no such action, other than an action under
Section 8 or 9 hereof, may be taken that would change the exercise price of outstanding Options, change the requirements relating to the Committee, or
(without obtaining stockholder approval) extend the term of the Plan.

11.  Withholding Taxes

     The Corporation shall have the right to deduct from any cash payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Corporation to deliver shares of Common Stock upon the exercise of an Option that the Participant pay to the Corporation such amount as may be requested by the Corporation for the purpose of satisfying any liability for such withholding taxes at or prior to the time of the delivery of such shares of Common Stock. Any Option Agreement may provide that the Participant may elect, in accordance with any conditions set forth in such Option Agreement, to pay a portion or all of such withholding taxes in shares of Common Stock.

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12.  Effective Date and Termination Dates

     The Plan shall be effective on and as of the date of its approval by the
Board of Directors of the Corporation and shall terminate ten years later, subject to earlier termination by the Board of Directors pursuant to Section 10.

13.  Governing Law

     The validity, interpretation, construction and performance of this Plan and all Option Agreements hereunder shall be governed by, and construed in accordance with, the laws of the State of New York.

14.  Severability

     If any provisions of this Plan or any applicable Option Agreement shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

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